Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MJ Pharmaceuticals, Inc. (the "Company") on Form 10-K, for the period ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark Uren, Chief Executive Officer and President of MJ Pharmaceuticals, Inc., certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2016	By:	/s/ Mark Uren
Mark Uren
Chief Executive Officer and President